Income Taxes - Summary of Components of The Provision For Income Taxes (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Current:
UK	$ (1,736)	$ (1,260)	$ 0
Foreign	(1,497)	(4,524)	(1,827)
Current tax expense	(3,233)	(5,784)	(1,827)
Deferred:
UK	5,464	0	0
Foreign	(2,740)	444	113
Deferred tax benefit	2,724	444	113
Total	$ (509)	$ (5,340)	$ (1,714)